                                                                    EXHIBIT 99.2

                             OXFORD INDUSTRIES, INC.
         SUMMARY OF UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

This unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and notes of Oxford Industries, Inc. included in its annual report filed on Form 10-K for the year ended June 3, 2005 and the unaudited condensed consolidated financial statements and notes of Oxford Industries, Inc. included in its Form 10-Q for the quarter and nine months ended March 3, 2006.

The following unaudited pro forma condensed consolidated statements of earnings for the year ended June 3, 2005 (fiscal 2005 year), the quarter ended March 3, 2006 (third quarter of fiscal 2006) and the nine months ended March 3, 2006 (nine months of fiscal 2006) have been prepared to give effect to the disposition of operations related to our Womenswear Group, which occurred on June 2, 2006, as if the disposition had occurred on May 28, 2004.

The following unaudited pro forma condensed consolidated balance sheet as of March 3, 2006 has been prepared to give effect to the disposition of our Womenswear Group, which occurred on June 2, 2006, as if the disposition had occurred on March 3, 2006.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Womenswear Group been completed as of the dates specified above. The amount of proceeds to be received as presented in this pro forma balance sheet as of March 3, 2006, is not necessarily reflective of the total anticipated impact on our debt levels due to seasonality differences between March 3, 2006 and June 2, 2006, and the impact of assets and liabilities related to the discontinued operations, which will be retained and have not been included in the proceeds calculation in the pro forma balance sheet as of March 3, 2006. These retained assets and liabilities will impact the amount ultimately available for the reduction of debt, as they are converted to cash which is expected to occur within the first quarter after the transaction is completed.

                             OXFORD INDUSTRIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                            FOR THE FISCAL 2005 YEAR
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     PRO FORMA
                                                    HISTORICAL      ADJUSTMENTS          PRO FORMA TOTAL
                                                    ----------      -----------          ---------------
                                                       (a)              (b)
Net sales                                         $    1,313,609  $     (256,822)         $    1,056,787
Cost of goods sold                                       875,355        (219,040)                656,315
                                                 --------------------------------------------------------------------
Gross profit                                             438,254         (37,782)                400,472


Selling, general and administrative expense              336,608         (24,974)   (c)          311,634
Amortization of intangible assets                          8,978            (356)                  8,622
                                                 --------------------------------------------------------------------
                                                         345,586         (25,330)                320,256
Royalties and other operating income                      12,059               -                  12,059
                                                 --------------------------------------------------------------------
Operating income                                         104,727         (12,452)                 92,275

Interest expense, net                                     29,147          (3,376)   (d)           25,771
                                                 --------------------------------------------------------------------
Earnings before income taxes                              75,580          (9,076)                 66,504

Income taxes                                              25,753          (3,531)   (e)           22,222
                                                 --------------------------------------------------------------------
Net earnings from continuing operations                   49,827          (5,545)                 44,282
                                                 ====================================================================

Net earnings from continuing operations per
 common share:
    Basic                                         $         2.97  $        (0.33)         $         2.64
    Diluted                                       $         2.87  $        (0.32)         $         2.55

Weighted average common shares outstanding:
    Basic                                                 16,788                                  16,788
    Dilutive impact of options, earn-out
     shares and restricted shares                            562                                     562
                                                 --------------------------------------------------------------------
    Diluted                                               17,350                                  17,350
                                                 ====================================================================

                             OXFORD INDUSTRIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                      FOR THE THIRD QUARTER OF FISCAL 2006
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     PRO FORMA
                                                    HISTORICAL      ADJUSTMENTS          PRO FORMA TOTAL
                                                    ----------      -----------          ---------------
                                                       (f)              (b)
Net sales                                         $      356,088  $      (80,928)         $      275,160
Cost of goods sold                                       232,624         (66,580)                166,044
                                                 --------------------------------------------------------------------
Gross profit                                             123,464         (14,348)                109,116


Selling, general and administrative expense               95,656          (7,672)   (c)           87,984
Amortization of intangible assets                          1,853               -                   1,853
                                                 --------------------------------------------------------------------
                                                          97,509          (7,672)                 89,837
Royalties and other operating income                       3,117               -                   3,117
                                                 --------------------------------------------------------------------
Operating income                                          29,072          (6,676)                 22,396

Interest expense, net                                      7,035          (1,163)   (d)            5,872
                                                 --------------------------------------------------------------------
Earnings before income taxes                              22,037          (5,513)                 16,524

Income taxes                                               7,436          (2,145)   (e)            5,291
                                                 --------------------------------------------------------------------
Net earnings from continuing operations                   14,601          (3,368)                 11,233
                                                 ====================================================================

Net earnings from continuing operations per
 common share:
    Basic                                         $         0.83  $        (0.19)         $         0.64
    Diluted                                       $         0.82  $        (0.19)         $         0.63

Weighted average common shares outstanding:
    Basic                                                 17,533                                  17,533
    Dilutive impact of options, earn-out
     shares and restricted shares                            235                                     235
                                                 --------------------------------------------------------------------
    Diluted                                               17,768                                  17,768
                                                 ====================================================================

                             OXFORD INDUSTRIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                       FOR THE NINE MONTHS OF FISCAL 2006
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     PRO FORMA
                                                    HISTORICAL      ADJUSTMENTS           PRO FORMA TOTAL
                                                    ----------      -----------           ---------------
                                                       (f)              (b)
Net sales                                         $    1,027,218  $     (205,680)          $      821,538
Cost of goods sold                                       676,293        (170,686)                 505,607
                                                 --------------------------------------------------------------------
Gross profit                                             350,925         (34,994)                 315,931


Selling, general and administrative expense              273,045         (21,561)   (c)           251,484
Amortization of intangible assets                          5,557               -                    5,557
                                                 --------------------------------------------------------------------
                                                         278,602         (21,561)                 257,041
Royalties and other operating income                      10,031               -                   10,031
                                                 --------------------------------------------------------------------
Operating income                                          82,354         (13,433)                  68,921

Interest expense, net                                     21,240          (3,489)   (d)            17,751
                                                 --------------------------------------------------------------------
Earnings before income taxes                              61,114          (9,944)                  51,170

Income taxes                                              21,622          (3,868)   (e)            17,754
                                                 --------------------------------------------------------------------
Net earnings from continuing operations                   39,492          (6,076)                  33,416
                                                 ====================================================================

Net earnings from continuing operations per
 common share:
    Basic                                         $         2.26  $        (0.35)          $         1.91
    Diluted                                       $         2.22  $        (0.34)          $         1.88

Weighted average common shares outstanding:
    Basic                                                 17,471                                   17,471
    Dilutive impact of options, earn-out
     shares and restricted shares                            280                                      280
                                                 --------------------------------------------------------------------
    Diluted                                               17,751                                   17,751
                                                 ====================================================================

(a) Historical financial information is derived from Oxford Industries, Inc.'s annual report filed on Form 10-K as of June 3, 2005.
(b) Represents the respective historical individual line items of the Womenswear Group's statements of earnings, except as otherwise noted.
(c) Represents selling, general and administrative expense of the Womenswear Group, but excludes corporate overhead and service costs that have historically been allocated to the Womenswear Group. Such corporate overhead and service costs may not necessarily be eliminated as a result of the disposition of the Womenswear Group.
(d) Represents interest expense that would not have been incurred had the disposition of the Womenswear Group occurred as of May 28, 2004. It is assumed that proceeds from the disposition, net of tax would have been used to repay obligations under Oxford Industries, Inc.'s $280 million U.S. Secured Revolving Credit Facility. Interest expense is calculated as the estimated proceeds at May 28, 2004, including the proceeds related to retained assets and liabilities multiplied by the weighted average interest rate of 4.5% and 6.2% for fiscal 2005 and fiscal 2006, respectively.
(e) Represents income taxes calculated at the statutory rate that would not have been incurred had the disposition of the Womenswear Group occurred as of May 28, 2004.
(f) Historical financial information is derived from Oxford Industries, Inc.'s quarterly report filed on Form 10-Q as of March 3, 2006.

                             OXFORD INDUSTRIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  MARCH 3, 2006
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA                   PRO FORMA
                                                     HISTORICAL             ADJUSTMENTS                    TOTAL
                                                     ----------            -------------                 ---------
                                                        (a)
ASSETS
Current Assets:
    Cash and cash equivalents                          $ 10,004         $          -                     $ 10,004
    Receivables, net                                    206,762             (55,403)(b)                   151,359
    Inventories                                         166,183             (32,795)(b)                   133,388
    Prepaid expenses                                     23,624                 (83)(b)                    23,541
    Current assets related to
       discontinued operations                                -               68,913                       68,913
                                           -----------------------------------------------------------------------
         Total current assets                           406,573             (19,368)(b)                   387,205
   Property, plant and equipment, net                    69,698                (787)(b)                    68,911
   Goodwill, net                                        185,411              (3,992)(b)                   181,419
   Intangible assets, net                               232,960                    -                      232,960
   Other non-current assets, net                         21,179                  (4)(b)                    21,175
                                           -----------------------------------------------------------------------
    TOTAL ASSETS                                       $915,821         $   (24,151)                     $891,670
                                           =======================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities                                  146,000             (19,429)(b)                   126,571
   Current liabilities related to
   discontinued operations                                    -               16,544                       16,544
   Long-term debt, less current maturities              309,530             (32,623)(c)                   276,907
   Other non-current liabilities                         28,440                    -                       28,440
   Deferred income taxes                                 74,579                    -                       74,579
   Commitments and contingencies                              -                    -                            -
Shareholders' Equity:
    Preferred Stock, $1.00 par value;
      30,000 authorized and none issued
      and outstanding at March 3, 2006                        -                    -                            -
    Common stock, $1.00 par value, 60,000
      authorized and 17,613 issued and
      outstanding at March 3, 2006                       17,613                    -                       17,613
    Additional paid-in capital                           72,232                2,377(d)                    74,609
    Retained earnings                                   272,938                8,980(e)                   281,918
    Accumulated other comprehensive (loss)
      income                                            (5,511)                    -                      (5,511)
                                           ----------------------------------------------------------------------
               Total shareholders' equity               357,272               11,357                      368,629
                                           ----------------------------------------------------------------------
          TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY                        $915,821         $   (24,151)                     $891,670
                                           ======================================================================

(a) Historical financial information is derived from Oxford Industries, Inc.'s quarterly report filed on Form 10-Q as of March 3, 2006.
(b) Represents the elimination and reclassification to assets/liabilities related to discontinued operations of the Womenswear Group's balance sheet that were assumed sold or retained, respectively, as of March 3, 2006.
(c) Represents the net reduction in debt from the proceeds of the transaction (without consideration of the retained assets and liabilities) less the payment of transaction costs, including any employee related costs and income taxes (at the statutory rate).

(d) Represents the additional paid in capital resulting from the modification of stock options and restricted stock awards for employees of the discontinued operations based upon the closing stock price on March 3, 2006.
(e) Represents the net gain on the transaction after considering transaction costs and income taxes.